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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Cell Pathways, Inc.:

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 4, 2000 included in Cell Pathways, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.

                                          /s/ ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
November 22, 2000

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